Financial instruments	12 Months Ended
Dec. 31, 2022
Financial Instruments [Abstract]
Financial Instruments	Financial Instruments
Fair value

Fair values of financial assets and liabilities are determined based on available market information and valuation methodologies appropriate to each situation. Judgments are required in the interpretation of the market data to produce the most appropriate fair value estimates. The use of different market information and/or evaluation methodologies may have a material effect on the fair value amounts.

As at December 31, 2022, derivatives were measured at fair value based on Level 2 inputs.
The carrying values of cash and cash equivalents, short-term investments, accounts receivable, deposits, and accounts payable and accrued liabilities approximate their fair values due to their short terms to maturity or market rates of interest used to discount amounts. At December 31, 2022, the carrying value of loans and borrowings, including accrued interest, was $418.1 million while the fair value is approximately $338.2 million. At December 31, 2022, the carrying value of notes receivable, including accrued interest, was $20.6 million and the fair value is also approximately $20.6 million.

Credit risk

Credit risk is the risk of financial loss to the Company if a customer or counterparty to a financial instrument fails to meet its contractual obligations and arises principally from the Company’s receivables from customers. The carrying amount of the financial assets below represents the maximum credit risk exposure as at December 31, 2022 and December 31, 2021:

	December 31, 2022	December 31, 2021
Cash and cash equivalents	$177,702	$130,129
Short-term investments	139,700	—
Accounts receivable	10,289	30,704
Note receivable	20,630	—
Deposits and other non-current assets	3,985	1,295
	$352,306	$162,128

The Company invests cash and cash equivalents and short-term investments with financial institutions that are financially sound based on their credit rating.

The Company’s exposure to credit risk associated with accounts receivable is influenced mainly by the individual characteristics of each customer. On November 30, 2022, one of the Company's customers in Brazil, Paranapanema S/A ("PMA"), filed for bankruptcy protection due to working capital difficulties after an operational incident in June which resulted in one of their plants being shutdown for 38 days. Preceding the announcement, the Company agreed to restructure PMA's outstanding accounts receivable balance of $23.9 million into a note receivable, guaranteed by certain assets of PMA, with payment terms over 24 monthly installments beginning in February 2023. The loan bears an annual interest rate equivalent to Brazil's CDI rate of approx. 13%. As a result of the arrangement, the Company recognized a credit loss provision of $3.3 million (2021 - $nil) in other finance expense during the year ended December 31, 2022. The amortized cost of the note receivable, net of the expected credit loss, at December 31, 2022 was $20.6 million, of which $10.2 million is classified as current and $10.4 million as non-current.
Liquidity risk

Liquidity risk is the risk associated with the difficulties that the Company may have meeting the obligations associated with financial liabilities that are settled with cash payments or with another financial asset. The Company's approach to liquidity management is to ensure as much as possible that sufficient liquidity exists to meet their maturity obligations on the expiration dates, under normal and stressful conditions, without causing unacceptable losses or with risk of undermining the normal operation of the Company.

The table below shows the Company's maturity of non-derivative financial liabilities on December 31, 2022:

Non-derivative financial liabilities	Carrying value	Contractual cash flows	Up to 12 months	1 - 2 years	3 - 5 years	More than 5 years
Loans and borrowings (including interest)	$418,057	$612,040	$33,366	$31,112	$82,562	$465,000
Accounts payable and accrued liabilities	84,603	84,603	84,603	—	—	—
Other non-current liabilities	4,618	15,632	—	6,295	8,768	569
Leases	10,963	10,963	9,390	667	628	—
Total	$518,241	$723,238	$127,359	$38,074	$91,958	$465,569

As at December 31, 2022, the Company has made commitments for capital expenditures through contracts and purchase orders amounting to $184.7 million, which are expected to be incurred over a six-year period. In the normal course of operations, the Company may also enter into long-term contracts which can be cancelled with certain agreed customary notice periods without material penalties.

The Company also has derivative financial liabilities for foreign exchange collar contracts whose notional amounts and maturity information is disclosed below under foreign exchange currency risk and interest rate risk.
Market risk

Market risk is the risk of loss that may arise from changes in market factors such as interest rates, foreign exchange rates, and commodity prices. The purpose of market risk management is to manage and control exposures to market risks, within acceptable parameters, while optimizing return.

The Company may use derivatives, including forward contracts and swap contracts, to manage market risks.
(i) Foreign exchange currency risk
The Company’s subsidiaries in Brazil are exposed to exchange risks primarily related to the US dollar. In order to minimize currency mismatches, the Company monitors its cash flow projections considering future sales expectations indexed to US dollar variation in relation to the cash requirement to settle the existing financings.

The Company's exposure to foreign exchange currency risk at December 31, 2022 relates to $11.7 million (December 31, 2021 – $7.8 million) in loans and borrowings of MCSA denominated in US dollars and Euros. In addition, the Company is also exposed to foreign exchange currency risk at December 31, 2022 on $44.6 million of intercompany loan balances (December 31, 2021 - $63.8 million) which have contractual repayment terms. Strengthening (weakening) in the Brazilian Real against the US dollar at December 31, 2022 by 10% and 20%, would have increased (decreased) pre-tax net income by $5.5 million and $11.0 million, respectively (December 31, 2021 – $7.0 million and $13.9 million). This analysis is based on the foreign currency exchange variation rate that the Company considered to be reasonably possible at the end of the year and excluding the impact of the derivatives below. The analysis assumes that all other variables, especially interest rates, are held constant.
The Company may use derivatives, including forward contracts, collars and swap contracts, to manage market risks. At December 31, 2022, the Company has entered into foreign exchange collar contracts at zero cost for notional amounts of $270.0 million (December 31, 2021 - notional amount of $179.5 million) with an average floor rate of 5.12 BRL to US Dollar and an average cap rate of 6.29 BRL to US Dollar. The maturity dates of these contracts are from January 27, 2023 to December 29, 2023 and are financially settled on a net basis. As of December 31, 2022, the Company had contracts with three different counterparties and the fair value of these contracts was a net asset of $3.2 million (December 31, 2021 - liability of $28.7 million), consisting of an asset of $3.1 million included in other current assets, and an asset of $0.1 million included in deposits and other non-current assets in the statement of financial position. The fair value of foreign exchange contracts was determined based on option pricing models, forward foreign exchange rates and information provided by the counter party.The change in fair value of foreign exchange collar contracts was a gain of $33.1 million for the year ended December 31, 2022 (a gain of $3.9 million for the year ended December 31, 2021) and has been recognized in foreign exchange gain (loss). In addition, during the year ended December 31, 2022, the Company recognized a realized loss of $12.5 million (realized loss of $22.2 million for the year ended December 31, 2021) related to the settlement of foreign currency forward collar contracts.
(ii) Interest rate risk

The Company is principally exposed to the variation in interest rates on loans and borrowings with variable rates of interest. Management reduces interest rate risk exposure by entering into loans and borrowings with fixed rates of interest or by entering into derivative instruments that fix the ultimate interest rate paid.

The Company is principally exposed to interest rate risk through Brazilian Real denominated bank loans of $2.9 million. Based on the Company’s net exposure at December 31, 2022, a 1% change in the variable rates would not materially impact its pre-tax annual net income.
(iii) Price risk

The Company may use derivatives, including forward contracts, collars and swap contracts, to manage commodity price risks. During the year ended December 31, 2022, the Company entered into various swap contracts to mitigate its copper price exposure during the quotational period on provisionally priced sales, resulting in a realized loss of $0.1 million (2021 - $nil) recognized in other expenses.

At December 31, 2022, the Company has provisionally priced sales that are exposed to commodity price changes (note 16). Based on the Company’s net exposure at December 31, 2022, a 10% change in the price of copper would have an impact of $0.8 million on pre-tax net income.
In January 2023, the Company entered into a copper contracts at zero-cost on 3,000 tonnes of copper per month for February through December of 2023. These copper derivative contracts establish a floor price at $3.50 per pound of copper and a cap price of $4.76 per pound on total hedged volumes of 33,000 tonnes of copper, representing approximately 75% of estimated full-year production volumes.